SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 10, 2004	Commission File No.: 0-25969
(Date of earliest event reported)

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,

7th Floor

Lanham, Maryland 20706

(Address of principal executive offices)

(301) 306-1111

Registrant’s telephone number, including area code

Item 7. Financial Statements and Exhibits.

(c) 99.1 Earnings Press Release, dated February 10, 2004

Item 12. Results of Operations and Financial Condition.

On February 10, 2004, Radio One, Inc. issued a press release setting forth its results for its fourth fiscal quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit Number	Description

99.1	Press release dated February 10, 2004: Radio One, Inc. Reports Fourth Quarter Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

February 10, 2004	By:	/s/ Scott R. Royster

Scott R. Royster Executive Vice President and Chief Financial Officer (Principal Accounting Officer)